As filed with the Securities and Exchange Commission on September 10, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23175

MATRIX ADVISORS FUNDS TRUST
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY			10606
(Address of principal executive offices)			(Zip code)

David A. Katz 10 Bank Street, Suite 590 White Plains, NY 10606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1(800) 366-6223

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2018

Item 1. Reports to Stockholders.

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

July 31st, 2018

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund was up +2.34% the 2nd quarter, outperforming the Russell 1000 Value Index's +1.18% gain but lagging the more growth/technology-oriented S&P 500 Index benchmark's return of +3.43%.

Disclosure Note:

Gross Expense Ratio:	3.66%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com.

** The Advisor has contractually agreed to reduce fees through 10/31/18.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund's Net Asset Value on 6/30/18 was $22.62.

While the Fund had modest gains in the quarter and is down slightly for the year, this is in sharp contrast to the very strong operating performance shown by the portfolio's holdings, with growing earnings and cash flows, rising dividends and favorable outlooks.

During the quarter, eleven of the Fund's current holdings announced dividend increases, bringing the year-to-date number to 20 of our 28 holdings, averaging over 11%.

For the first six months of the year, the Fund was down -2.00% versus down -1.69% for the Russell 1000 Value Index and a gain of +2.65% for the S&P 500 Index. We expect our relative and absolute results to improve as the year unfolds. For the fiscal year (6/30/17 - 6/30/18), the Fund was up +8.59% versus the Russell 1000 Value Index's +6.77% return and the S&P 500 Index's return of +14.37%. A detailed discussion of performance in 2018 is provided in the attached letter.

The commentary provides a thorough discussion on what drove our Q2 2018 returns and why we think the Fund is well positioned going forward.

As we discuss below, 2018 stock market returns have been dominated by a handful of growth/technology stocks while traditionally defensive and income-oriented investments have lagged. Our Fund's portfolio holdings are showing good operational performance and we believe are due for a significant rebound that should deliver strong absolute and relative performance.

Between the first and second quarters of this year, Energy stocks went from the worst performing sector to the best, demonstrating that market sentiment can change quickly. Ultimately better fundamentals do drive stock prices (remember oil prices had moved substantially higher in the first quarter while the stocks had been a stand-out laggard). We believe this type of turn for the better is likely in many stocks, industries and sectors as we look forward.

MATRIX ADVISORS
DIVIDEND FUND

This calendar year, the Fund's best performing portfolio sectors through June 30 were Consumer Discretionary, Energy and Technology. The worst performing sectors were Consumer Staples, Financials, Industrials and Utilities.

Looking forward, we are expecting better trends in these lagging areas, and we are upbeat on a relative and absolute basis for these sectors and our holdings.

We are quite optimistic about the portfolio's prospects for the balance of the year. We think the portfolio's high current income, combined with the stability of earnings and historic downside protection, will be increasingly attractive in a time of heightened stock market volatility

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to return to favorable investment returns in the years to come. We thank you for your investment and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Dividend yield refers to a stock's annual dividend payments to shareholders, expressed as a percentage of the stock's current price.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
DIVIDEND FUND

	Average Annualized Total Return Period Ended June 30, 2018
	Since Commencement**	One Year
Matrix Advisors Dividend Fund	9.99%	8.59%
S&P 500 Index*	17.55%	14.37%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index on 10/13/16 (commencement of operations). All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsdividendfund.com.

*  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

**  The Fund commenced operations on October 13, 2016.

MATRIX ADVISORS
DIVIDEND FUND

Matrix Advisors Dividend Fund
Capital Markets Commentary and Quarterly Report:
2nd Quarter 2018 and Annual Review

The stock market posted low single digit gains in Q2. Optimism about the U.S. economy and corporate earnings trumped concerns about rising interest rates and escalating trade tensions. Technology and growth strategies did better than value and defensive strategies in the quarter.

The best performing market sectors in the quarter were Energy, Technology and Consumer Discretionary (mostly Amazon & Netflix). Lagging sectors included Consumer Staples, Financials, Industrials and Telecom.

Our Matrix Advisors Dividend Fund posted modest gains in the quarter, better than the Russell 1000 Value Index's return while lagging the more growth/technology-oriented S&P 500 Index benchmark. After a number of very strong years, equities showed a lack of progress for the first six months of the year. While this can be frustrating, it is a normal part of the variable nature of stock market returns.

The quarter was notable for strong earnings growth, another 0.25% interest rate hike from the Federal Reserve, the lowest unemployment rate in 18 years (3.8%), increasingly harsh trade rhetoric from the president, and data suggesting that economic growth outside the U.S. is moderating.

The yield on the 10-year Treasury note rose for the fourth consecutive quarter on signs of a pick-up in inflation, strong job numbers and comments from the Federal Reserve that it plans to continue raising short-term interest rates. Oil prices rose by 13%, with Brent crude reaching $80 for the first time in over three years, as demand grows while supply is constrained, despite OPEC's recent announcement of an agreement to increase production.

We expect the stock market to be as volatile in the second half of the year as it was in the first six months. Continued economic strength in the U.S. and strong earnings results should likely be tempered by the unpredictability of trade negotiations and the outcome of the mid-term elections.

As is often the case, there are many reasons and concerns given for the market's volatility and downside since late January. Excluding trade tensions, we believe most are very manageable and should still allow for a higher market.

In terms of trade, we are hopeful that the Trump administration's hardline public statements are a negotiating tactic rather than a true list of bottom-line demands. If this is the case and trade tensions ease, we believe the economy and stock market should finish the year strongly.

If the Trump Administration moves the world into a trade war, we would be far more cautious in our near and intermediate term outlook. (It is important to note, however, that any sell-off related to a significant escalation of trade tensions would also likely have the effect of moving all parties to a resolution, which should ultimately be followed by a faster than expected equity market recovery).

Currently, the U.S. economy and corporate earnings are very strong. Estimates are that Q2 GDP may show the fastest growth since the third quarter of 2014, when the economy grew at a 5.2% annualized rate, and earnings are expected to show the third consecutive quarter of double digit growth.1

1  Wall Street Journal, "Economic Output Steamed Ahead in Second Quarter" - 7/2/18

MATRIX ADVISORS
DIVIDEND FUND

Fund Portfolio and Market Outlook

While the Fund had small gains for the quarter and is down modestly for the year, this is in sharp contrast to very strong company operating performance with growing earnings and cash flows, rising dividends and favorable outlooks. Historically the combination of strong fundamentals and modest valuations has been a precursor to favorable equity returns.

To give you an idea of some of the strong trends, 86% of the companies in our portfolio beat earnings expectations in the most recent quarter versus 79% for the S&P 500. Revenue performance versus expectations was equally strong and outpaced the S&P 500's as well. Additionally, in our portfolio, eleven more of our current holdings announced dividend increases in the quarter bringing the year-to-date number to 20 of our 28 holdings, averaging over 11%. This pace of increases is running well ahead of the last few years.

We believe that the portfolio is well positioned for the economic environment we foresee and should benefit from strong business fundamentals, growing earnings and cash flow, and very attractive valuations.

We remain positive on the outlook for the economy, corporate profits and dividend growth. The tax law passed at the end of last year provided additional stimulus to the economy. We expect the pace of economic growth to slow from its current elevated rate, but absent a policy blunder on trade, we think the economy can continue to add to its record 10th year of expansion.

As we have discussed in our last two letters, we think volatility in the stock market is here to stay for a while. Some volatility is normal. The current political environment both in the U.S. and internationally is creating a little extra uncertainty. While the volatility can create anxiety, it's a normal part of investing, and stocks can and often do move higher in uncertain times, climbing the proverbial wall of worry.

The overall market is trading at 16.1x estimated forward earnings (down from 18.2x at year-end), in-line with the 25-year average2. Our portfolio is trading well below that, and is selling at a very attractive P/E with a very healthy dividend yield. We believe flattish stock prices in the face of sharply higher earnings, cash flow and dividends have resulted in some very good investment opportunities in high quality and higher yielding stocks. Historically when our portfolio has traded at these significant discounts to our fair value estimates, on average it has had solid returns in subsequent periods.

The biggest risks we see in the equity market are from a flare-up in geopolitical tensions including confrontations over trade policies. The mid-term elections this fall have the potential to slowdown the president's pro-business agenda. We expect inflation and interest rates to rise in 2018, possibly faster than currently expected.

We anticipate that the market will show positive returns over the balance of the year and provide another year of solid gains. We remain cautious about fixed income investments, preferring high quality and short to intermediate term maturities.

Fund Annual Fiscal Year Review

The Fund had a good absolute Fiscal year (6/30/17 - 6/30/18) and outpaced the Russell 1000 Value benchmark, while lagging the more growth/technology-oriented S&P 500 Index. Returns were led by strong results in the Energy and Technology sectors. Weak returns in Consumer Staples and Industrials detracted from performance.

2  Source: FactSet, Russell Investment Group, Standard & Poor's, J.P. Morgan Asset Management.

MATRIX ADVISORS
DIVIDEND FUND

As discussed above, we are quite optimistic about the Fund's prospects. We think its high current income, combined with the stability of earnings and historic downside protection, will be increasingly attractive in a period of heightened stock market volatility.

2nd Quarter Review and Outlook

The Matrix Advisors Dividend Fund posted a gain of +2.34% in the second quarter. As discussed earlier, we believe that strong operating performance, an acceleration of pace of dividend increases, modest valuations and well above the market dividend yield, should set the stage for better stock price trends in upcoming periods.

The portfolio showed solid earnings growth, with earnings and revenues outpacing the markets and demonstrating very favorable trends. These strong reports also included solid outlooks. Our companies showed strong conviction about their prospects by announcing significant increases in their dividends and share buybacks. As noted earlier, eleven of our current holdings announced dividend increases in the quarter, bringing the year-to-date number to 20 of our 28 holdings, averaging over 11%.

The greatest contributors to the portfolio's results in the quarter were our holdings in Energy, Technology and Health Care. The biggest detractors were in Financials and Industrials. Our investments in the Financials and Industrials sectors are doing quite well, but their stock prices suffered from concerns about the profit impact of a flattening yield curve in the case of Financials and the potential impact of tariffs for Industrial companies.

During the quarter, we started a new position in Duke Energy, a highly regarded utility with customers primarily located in the Southeast and Midwest. The stability of the company's earnings, its above average dividend yield and expectations that Duke should continue to grow its dividend make it an attractive investment.

We added to our position in AT&T, General Mills, Gilead Sciences, Kimberly-Clark, PepsiCo, Procter & Gamble, and Qualcomm.

We sold the position in Coca-Cola, whose strong relative share price made it less attractive than some other names. We used the proceeds of this sale to expand our other positions in the Consumer Staples sector (discussed above) as we thought they had more compelling upside in light of their recent pullbacks. We also trimmed the position in Target after its shares rallied to a price near our objective and scaled back our holding in Microsoft as it became oversized.

We are quite optimistic about the portfolio's prospects for the balance of the year. We think the portfolio's high current and growing income, combined with stability of earnings and historic downside protection, should be increasingly attractive in a time of heightened stock market volatility.

************************************

We thank you for your continued confidence in Matrix. We greatly value our relationship with you, and please know that everyone here is working tirelessly to try to achieve favorable investment returns and reward your trust. Please contact us with any questions or comments.

Best regards.

MATRIX ADVISORS
DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing cost including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/18)	$1,000.00	$1,000.00
Ending Account Value (6/30/18)	$980.00	$1,020.33
Expenses Paid During Period[1]	$4.42	$4.51

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the "period").

MATRIX ADVISORS
DIVIDEND FUND

SECTOR BREAKDOWN
Health Care	18.4%
Financials	17.0%
Consumer Staples	14.8%
Information Technology	14.4%
Energy	12.1%
Industrials	11.8%
Telecommunication Services	7.6%
Consumer Discretionary	2.3%
Utilities	1.1%
Total Investments	99.5%
Short-Term Investments, net of Other Assets	0.5%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of June 30, 2018.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2018

SHARES		VALUE
COMMON STOCKS - 99.5%
BANK (MONEY CENTER): 4.8%
4,950	JPMorgan Chase & Co.	$515,790
BANK (REGIONAL): 3.5%
7,500	BB&T Corp.	378,300
BANK (SUPER REGIONAL): 5.0%
9,700	Wells Fargo & Co.	537,768
BEVERAGES: 4.2%
4,175	PepsiCo, Inc.	454,532
BIOTECHNOLOGY: 3.6%
5,475	Gilead Sciences, Inc.	387,849
COMPUTER PERIPHERALS: 1.4%
1,050	IBM	146,685
COMPUTER SOFTWARE AND SERVICES: 4.9%
5,300	Microsoft Corp.	522,633
DIVERSIFIED OPERATIONS: 2.9%
2,475	United Technologies Corp.	309,449
DRUG: 12.5%
5,300	AbbVie, Inc.	491,045
7,550	Merck & Co., Inc.	458,285
10,550	Pfizer, Inc.	382,754
		1,332,084
ELECTRIC UTILITY: 1.1%
1,500	Duke Energy Corp.	118,620
FOOD PROCESSING (RETAIL): 3.1%
7,575	General Mills, Inc.	335,270

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2018 – Continued

SHARES		VALUE
HOUSEHOLD PRODUCTS: 7.4%
3,750	Kimberly-Clark Corp.	$395,025
5,100	The Procter & Gamble Co.	398,106
		793,131
HYPER MARKETS AND SUPER CENTERS: 2.3%
3,200	Target Corp.	243,584
INSURANCE (DIVERSIFIED): 3.6%
8,900	MetLife, Inc.	388,040
MANUFACTURING - MISCELLANEOUS: 4.8%
6,800	Eaton Corp. Plc	508,232
MEDICAL SUPPLIES: 2.3%
2,000	Johnson & Johnson	242,680
PETROLEUM (INTEGRATED): 9.3%
2,150	Chevron Corp.	271,824
3,000	Exxon Mobil Corp.	248,190
6,500	Royal Dutch Shell Plc - ADR	472,225
		992,239
PETROLEUM (PRODUCING): 2.8%
3,600	Occidental Petroleum Corp.	301,248
TELECOMMUNICATION SERVICES: 7.6%
11,900	AT&T, Inc.	382,109
8,500	Verizon Communications, Inc.	427,635
		809,744
TELECOMMUNICATIONS (EQUIPMENT): 8.2%
11,100	Cisco Systems, Inc.	477,633
7,100	QUALCOMM, Inc.	398,452
		876,085

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2018 – Continued

SHARES		VALUE
TRANSPORTATION SERVICES: 4.2%
4,200	United Parcel Service, Inc. - Class B	$446,166
TOTAL COMMON STOCKS (Cost $10,050,592)		$10,640,129
SHORT-TERM INVESTMENTS - 0.1%
14,520	First American Government Obligations Fund, Class X - 1.80%*	14,520
TOTAL SHORT-TERM INVESTMENTS (Cost $14,520)		$14,520
TOTAL INVESTMENTS (Cost $10,065,112): 99.6%		10,654,649
OTHER ASSETS IN EXCESS OF LIABILITIES: 0.4%		41,852
TOTAL NET ASSETS: 100.0%		$10,696,501

ADR - American Depositary Receipt

* Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Assets and Liabilities

At June 30, 2018

ASSETS:
Investments in securities, at value (cost $10,065,112)	$10,654,649
Receivables:
Fund shares sold	51,250
Due from advisor	10,282
Dividends and interest	10,196
Prepaid expenses	7,185
Total assets	10,733,562
LIABILITIES:
Payables:
Fund shares repurchased	2,301
Distribution to shareholders	221
Accrued expenses:
Audit fees	14,000
Reports to shareholders	4,713
Fund administration fees	4,620
Fund accounting fees	3,350
Transfer agent fees	3,335
Other expenses	4,521
Total liabilities	37,061
NET ASSETS	$10,696,501
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	472,774
Net Asset Value, Offering Price and Redemption Price Per Share	$22.62
COMPONENTS OF NET ASSETS:
Paid in capital	10,118,283
Undistributed net investment income	6,275
Accumulated net realized loss on investments	(17,594)
Net unrealized appreciation on investments	589,537
Net Assets	$10,696,501

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Operations

For the Year Ended June 30, 2018

INVESTMENT INCOME
INCOME
Dividend income	$262,556
Interest income	899
Total income	263,455
EXPENSES
Advisory fees	51,225
Federal and state registration fees	40,656
Fund administration fees	25,700
Transfer agent fees	19,646
Fund accounting fees	18,693
Audit fees	14,000
Reports to shareholders	13,529
Legal fees	12,961
Custodian fees	5,250
Trustees' fees and related expenses	3,558
Other expenses	9,313
Total operating expenses	214,531
Less: Expense reimbursement by advisor	(137,694)
Net expenses	76,837
Net investment income	186,618
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(17,594)
Net change in unrealized appreciation/depreciation on investments	335,251
Net realized and unrealized gain on investments	317,657
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	504,275

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2018	PERIOD OCTOBER 13, 2016(1) THROUGH JUNE 30, 2017
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$186,618	$89,652
Net realized gain (loss) on investments	(17,594)	37,950
Net change in net unrealized appreciation/depreciation on investments	335,251	254,286
Net increase in net assets resulting from operations	504,275	381,888
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(179,644)	(90,289)
From net realized gain on investments	(38,012)	—
Total distributions to shareholders	(217,656)	(90,289)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,165,493	6,701,663
Proceeds from reinvestment of distributions	217,368	90,289
Cost of shares redeemed	(376,343)	(680,187)
Net increase from capital share transactions	4,006,518	6,111,765
Total increase in net assets	4,293,137	6,403,364
NET ASSETS
Beginning of year	6,403,364	—
End of year	$10,696,501	$6,403,364
Undistributed net investment income	$6,275	$—
CHANGE IN SHARES
Shares outstanding, beginning of year	299,774	—
Shares sold	179,663	327,300
Shares issued on reinvestment of distributions	9,596	4,226
Shares redeemed	(16,259)	(31,752)
Shares outstanding, end of year	472,774	299,774

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Financial Highlights

For a capital share outstanding throughout the period

	YEAR ENDED JUNE 30, 2018	PERIOD OCTOBER 13, 2016(1) THROUGH JUNE 30, 2017
Net asset value, beginning of the period	$21.36	$20.00
Income from investment operations:
Net investment income	0.50 (2)	0.35	(2)
Net unrealized gain on investments	1.33	1.33
Total from investment operations	1.83	1.68
Less distributions:
Dividends from net investment income	(0.46)	(0.32)
Distributions from realized gain	(0.11)	—
Total distibutions	(0.57)	(0.32)
Net asset value, end of period	$22.62	$21.36
Total return	8.59%	8.41	%(3)
Ratios/supplemental data:
Net assets, end of year (millions)	$10.7	$6.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.51%	3.66	%(4)
After expense reimbursement	0.90%	0.90	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.57%	(0.47	)%(4)
After expense reimbursement	2.18%	2.29	%(4)
Portfolio turnover rate	6%	7	%(3)

(1)  Commencement of operations.

(2)  Calculated using the average shares method.

(3)  Not Annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the "Fund") is a series of Matrix Advisors Funds Trust (the "Trust"), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations on October 13, 2016. The objective of the Fund is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust's Valuation Committee and Pricing Committee in accordance with procedures approved by the Board of Trustees of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

B.  Share Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2017) or expected to be taken in the Fund's 2018 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Reclassification of Capital Accounts.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2018, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$(699)	$699

F.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.  Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the Statement of Asset and Liabilities were issued and determined that no events have occurred that require disclosure.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund's portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Advisor for its services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the year ended June 30, 2018, the Fund accrued $51,225 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2018, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) will not exceed 0.90% of the Fund's average daily net assets (the "Expense Limit"). Any waiver of advisory fees or reimbursement of Fund expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment is made. The Advisor is permitted to recoup fees waived and expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees.

In connection with the expense limitation, the Advisor is eligible to recover expenses waived for three years following the month in which the expenses were originally waived. The Advisor will only be able to recover previously waived

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

expenses if the Fund's then current expense ratio is below the 0.90% expense cap. At June 30, 2018, the cumulative amount available for reimbursement that has been paid and/or waived is $245,796. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30
2020	2021
$108,102	$137,694

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, the Administrator was paid $4,167 for the year ended June 30, 2018 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2018, are as follows:

	Purchases	Sales
Common Stock	$4,551,215	$539,439

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$10,065,771
Gross tax unrealized appreciation	1,019,874
Gross tax unrealized depreciation	(430,996)
Net tax unrealized appreciation on investments	588,878
Undistributed ordinary income	6,275
Undistributed long-term capital gains	—
Total Distributable Earnings	6,275
Other accumulated losses	(16,935)
Total Accumulated Earnings/Losses	$578,218

The difference between book and tax unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

As of June 30, 2018, the Fund had $16,935 of capital loss carryover which may offset future net capital gains, if any, to the extent provided by treasury regulations and no post-October losses which are deferred until fiscal year

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

2019 for tax purposes. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2018, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2019 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the year ended June 30, 2018 and the period ended June 30, 2017 were as follow:

	June 30, 2018	June 30, 2017
Distributions Paid From:
Ordinary Income*	$217,656	$90,289
Long-Term Capital Gain	$—	$—
	$217,656	$90,289

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2018. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$10,640,129	$—	$—	$10,640,129
Total Equity	$10,640,129	$—	$—	$10,640,129
Short-Term Investments	$14,520	$—	$—	$14,520
Total Investments in Securities	$10,654,649	$—	$—	$10,654,649

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS
DIVIDEND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
Shareholders of Matrix Advisors Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Matrix Advisors Dividend Fund (the "Fund"), a series of Matrix Advisors Funds Trust, including the schedule of investments, as of June 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period October 13, 2016 (commencement of operations) through June 30, 2017, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period October 13, 2016 (commencement of operations) through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 24, 2018

MATRIX ADVISORS
DIVIDEND FUND

Additional Information

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent period ended June 30 (once available), free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended June 30, 2018, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 99.64%.

For the year ended June 30, 2018, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 97.66%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 17.46% of its ordinary income distributions for the period as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

TRUSTEES AND OFFICER INFORMATION

The Board of Trustees is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, by calling 1-800-366-6223.

The Trustees and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Trustee
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
David A. Katz, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1962)	Trustee, President and Treasurer	Indefinite; Since 2016	Chief Investment Officer (1986 to present) and President (1990 to present) of Matrix Asset Advisors, the Fund's Advisor, and portfolio manager of the Fund (1996 to present).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
Independent Trustees
T. Michael Tucker * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1942)	Trustee and Chairman	Indefinite; Since 2016	Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to present); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
Larry D. Kieszek * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1950)	Trustee	Indefinite; Since 2016	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Independent Trustees, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
David S. Wyler * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1969)	Trustee	Indefinite; Since 2016

Vice President at IRI (Advanced TV & Digital Video) (December 2017 to present) Vice President of Business Development, iQ Media (audience intelligence firm) (May to September 2017); Senior Director of Sales at Simulmedia (TV targeting company) (2016 – 2017); Vice President of Business Development at Resonate (marketing intelligence firm) (2014 – 2016); Vice President Business Development, Experian (2013 – 2014); Vice President of Business Development for the AdTruth division of 41st Parameter (fraud prevention firm) (2012 to 2013); Senior Vice President and General Manager, The Nielsen Company (2008 to 2011); Senior Vice President, IAG Research (market research firm) (2004 to 2008).

				2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 2016)

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Lon F. Birnholz 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1960)	Executive Vice President and Secretary	Indefinite; Since 2016	Senior Managing Director of the Advisor (1999 to present).	N/A	N/A
Steven G. Roukis, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1967)	Senior Vice President	Indefinite; Since 2016	Managing Director of the Advisor (2005 to present).	N/A	N/A
Jordan F. Posner 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1957)	Senior Vice President	Indefinite; Since 2016	Managing Director of the Advisor (2005 to present).	N/A	N/A
Stephan J. Weinberger, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1955)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).	N/A	N/A

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Jonathan Tom 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1983).	Senior Vice President	Indefinite; Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst the Advisor (2005 to present).	N/A	N/A
Conall Duffin 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1975)	Chief Compliance Officer, AML Compliance Officer, Vice President and Assistant Secretary	Indefinite; Since 2016	Chief Compliance Officer of the Advisor (2016 to present); Vice President Marketing and Mutual Fund Services of the Advisor (2010 to present).	N/A	N/A

*  Not an "interested person", as that term is defined by the 1940 Act.

**  The "Fund Complex" includes the Fund and series of Matrix Advisors Value Fund, Inc.

MATRIX ADVISORS
DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

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Board of Trustees
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

•

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Annual Report

MATRIX ADVISORS

DIVIDEND FUND

June 30, 2018

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MADFX
Cusip: 57681H108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$12,000	$12,000
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2018	FYE 6/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)               Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)               Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	September 6, 2018